EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350)

In connection with the Annual Report on Form 10-K of Horizon Technology Finance Corporation and Subsidiaries (the “Company”) for the annual period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher M. Mathieu, as Chief Financial Officer of the Registrant hereby certify, to the best of my knowledge that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Christopher M. Mathieu
Name:	Christopher M. Mathieu
Title:	Chief Financial Officer

Date: March 11, 2014